UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                          __________________________

                                   FORM 8-K
                          __________________________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          June 2, 2005 (May 27, 2005)
                                DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED)

                          __________________________

                       AMERICA WEST HOLDINGS CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                          __________________________

         Delaware                        1-12649                 86-0847214
(STATE OR OTHER JURISDICTION       (COMMISSION FILE NO.)        (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

               111 West Rio Salado Parkway, Tempe, Arizona 85281
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                (480) 693-0800
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                          __________________________

                          AMERICA WEST AIRLINES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                          __________________________

          Delaware                        0-12337                 86-0418245
(STATE OR OTHER JURISDICTION       (COMMISSION FILE NO.)        (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)


           4000 E. Sky Harbor Boulevard, Phoenix, Arizona 85034-3899 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                (480) 693-0800
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                          __________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into A Material Definitive Agreement.

      Investment Agreement

      On May 27, 2005, America West Holdings Corporation, a Delaware corporation ("America West Holdings") and US Airways Group, Inc., a Delaware corporation ("US Airways Group") entered into an Investment Agreement (the "Investment Agreement"), with Wellington Management Company, LLP, a large, Boston-based investment management firm, on behalf of the investors listed on
Schedule 1 of the Investment Agreement for which it acts as investment advisor (the "Investors"). The Investment Agreement contains terms substantially the same as the investment agreements previously entered into by America West Holdings and US Airways Group and certain investors on May 19, 2005 (the "May 19 Agreements") and described on the Form 8-K filed by America West Holdings on May 25, 2005. The transactions contemplated by the Investment Agreement are expected to be consummated simultaneously with the closing under the Agreement and Plan of Merger (the "Merger Agreement") entered into on May 19, 2005 between America West Holdings, US Airways Group and Barbell Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of US Airways Group. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Barbell Acquisition Corp. will merge with and into America West Holdings (the "Merger"), with America West Holdings continuing as the surviving corporation. The Investment Agreement provides that, upon the terms and subject to the conditions set forth in the Investment Agreement, US Airways Group will sell to the Investors and the Investors will purchase, shares of US Airways Group common stock for a per share purchase price of $16.50 and an aggregate purchase price of $150 million, payable in cash.

      The Investors, together with the investors who entered into the May 19 Agreements, have made equity commitments of $500 million in the aggregate. It is anticipated that upon the consummation of the Merger, based upon certain assumptions, the Investors, together with the investors who entered into the May 19 Agreements will hold an aggregate of approximately 49% of the total outstanding shares of US Airways Group common stock, the shareholders of America West Holdings as of the effective time of the Merger will hold an aggregate of approximately 39% of the total outstanding shares of US Airways Group common stock and the stakeholders of US Airways Group as of the effective time of the Merger will hold an aggregate of approximately 12% of the total outstanding shares of US Airways Group common stock, in each case, subject to dilution as a result of any additional equity issuances.

      The Investment Agreement contains certain termination rights for US Airways Group and the Investors. Unlike the May 19 Agreements, the Investment Agreement does not contain terms that provide that US Airways Group may be required to pay a termination fee to the Investors upon termination of the Investment Agreement under specified circumstances.

      The Investors will not be entitled to designate any individual to be appointed to the board of directors of US Airways Group as of the effective time of the Merger.

      A copy of the Investment Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Investment Agreement is qualified in its entirety by reference to the full text of the Investment Agreement.

      The Investment Agreement contemplates that at the closing thereunder, the Investors and US Airways Group will enter into the Stockholders Agreement along with the investors who entered into the May 19 Agreements. The Stockholders Agreement will provide that, subject to certain exceptions, the Investors will agree not to transfer any of the shares of US Airways Group Common Stock acquired pursuant to the Investment Agreement until six months following the closing under the Investment Agreement and that US Airways Group will provide certain customary registration rights to the Investor. A copy of the form of Stockholders Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The description of the Stockholders Agreement is qualified in its entirety by reference to the full text of the Stockholders Agreement.

                                     * * *


                          FORWARD-LOOKING STATEMENTS

Certain of the statements contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should," and "continue" and similar terms used in connection with statements regarding the companies' outlook, expected fuel costs, the RASM environment, and the companies' respective expected 2005 financial performance. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings and US Airways Group (together, the "companies"), including future financial and operating results, the companies' plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of America West Holdings and US Airways Group's management and are subject to significant risks and uncertainties that could cause the companies' actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the ability of the companies to obtain and maintain any necessary financing for operations and other purposes, whether debtor-in-possession financing, in the case of US Airways Group, or other financing; the ability of the companies to maintain adequate liquidity; the duration and extent of the current soft economic conditions; the impact of global instability including the continuing impact of the continued military presence in Iraq and Afghanistan and the terrorist attacks of Sept. 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events; changes in prevailing interest rates; the ability to attract and retain qualified personnel; the ability of the companies to attract and retain customers; the cyclical nature of the airline industry; competitive practices in the industry, including significant fare restructuring activities by major airlines; the impact of changes in fuel prices; economic conditions; labor costs; security-related and insurance costs; weather conditions; government legislation and regulation; relations with unionized employees generally and the impact and outcome of the labor negotiations; US Airways Group's ability to continue as a going concern; US Airways Group's ability to obtain court approval with respect to motions in the Chapter 11 proceedings prosecuted by it from time to time; the ability of US Airways Group to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceedings; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for US Airways Group to propose and confirm one or more plans of reorganization, to appoint a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of US Airways Group to obtain and maintain normal terms with vendors and service providers; US Airways Group's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 proceedings on US Airways Group's liquidity or results of operations; the ability of US Airways Group to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the ability of US Airways Group to fund and execute its Transformation Plan during the Chapter 11 proceedings and in the context of a plan of reorganization and thereafter; and other risks and uncertainties listed from time to time in the companies' reports to the SEC. There may be other factors not identified above of which the companies are not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The companies assume no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Similarly, these and other factors, including the terms of any reorganization plan of US Airways Group ultimately confirmed, can affect the value of the US Airways Group's various prepetition liabilities, common stock and/or other equity securities. Accordingly, the companies urge that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities. Additional factors that may affect the future results of America West Holdings and US Airways Group are set forth in their respective filings with the SEC, which are available at http://www.shareholder.com/americawest/edgar.cfm and http://investor.usairways.com/edgar.cfm, respectively.

                  ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, a registration statement, including a proxy statement of America West Holdings, and other materials will be filed with the Securities and Exchange Commission (the "SEC"). WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the registration statement and proxy statement (when available) as well as other filed documents containing information about US Airways Group and America West Holdings at http://www.sec.gov, the SEC's website. Free copies of America West Holdings' SEC filings are also available on America West Holdings' website at http://www.shareholder.com/americawest/edgar.cfm, or by request to Investor Relations, America West Holdings Corporation, 111 West Rio Salado Pkwy, Tempe, Arizona 85281. Free copies of US Airways Group's SEC filings are also available on US Airways Group's website at http://investor.usairways.com/edgar.cfm or by request to Investor Relations, US Airways Group, Inc., 2345 Crystal Drive, Arlington, VA 22224.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

                       PARTICIPANTS IN THE SOLICITATION

America West Holdings, US Airways Group and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from America West Holdings' stockholders with respect to the proposed transaction. Information regarding the officers and directors of America West Holdings is included in its definitive proxy statement for its 2005 Annual Meeting filed with the SEC on April 15, 2005. Information regarding the officers and directors of US Airways Group is included in its 2004 Annual Report filed with the SEC on Form 10-K on March 1, 2005. More detailed information regarding the identity of potential participants, and their interests in the solicitation, will be set forth in the registration statement and proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number   Description
-------  -----------

10.1 Investment Agreement, dated May 27, 2005, among Wellington Management Company, LLP, America West Holdings Corporation and U.S. Airways Group, Inc.

99.1 Form of Stockholders Agreement, among ACE Aviation Holdings, Par Investment Partners, L.P., Peninsula Investment Partners, L.P., Eastshore Aviation, LLC and U.S. Airways Group, Inc. (incorporated by reference to Exhibit 99.2 to the Form 8-K filed on May 25, 2005).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 America West Holdings Corporation

Dated: June 2, 2005              By: /s/ Derek J. Kerr
                                     --------------------------
                                     Derek J. Kerr
                                     Senior Vice President and Chief Financial
                                     Officer


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 America West Airlines, Inc.

Dated: June 2, 2005              By: /s/ Derek J. Kerr
                                     --------------------------
                                     Derek J. Kerr
                                     Senior Vice President and Chief Financial
                                     Officer

                                 EXHIBIT INDEX
Exhibit
Number   Description
-------  -----------

10.1 Investment Agreement, dated May 27, 2005, among Wellington Management Company, LLP, America West Holdings Corporation and U.S. Airways Group, Inc.

99.1 Form of Stockholders Agreement, among ACE Aviation Holdings, Par Investment Partners, L.P., Peninsula Investment Partners, L.P., Eastshore Aviation, LLC and U.S. Airways Group, Inc. (incorporated by reference to Exhibit 99.2 to the Form 8-K filed on May 25, 2005).